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EX-99.CERT

                           CERTIFICATIONS PURSUANT TO

                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas S. Schreier, Jr., certify that:

1. I have reviewed this report on Form N-CSR of First American Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  May ___, 2003

/s/ Thomas S. Schreier, Jr._____
--------------------------------
Thomas S. Schreier, Jr.
President
*************************
I, Robert H. Nelson, certify that:

1. I have reviewed this report on Form N-CSR of First American Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  May ___, 2003

/s/ Robert H. Nelson._____
--------------------------------
Robert H. Nelson
Treasurer


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EX-99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section
1350), the undersigned officers of First American Funds, Inc. (the "Fund") do hereby certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By  /s/ Thomas S. Schreier, Jr.
    ----------------------------
    Thomas S. Schreier, Jr.
    President

Date:  May ____, 2003

By  /s/ Robert H. Nelson
    ---------------------
    Robert H. Nelson
    Treasurer

Date:  May ____, 2003

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.